UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2011

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	ALLIANT ENERGY CORPORATION (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608)458-3311	39-1380265

0-4117-1	INTERSTATE POWER AND LIGHT COMPANY (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319)786-4411	42-0331370

0-337	WISCONSIN POWER AND LIGHT COMPANY (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608)458-3311	39-0714890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2011, Alliant Energy Corporation (“Alliant Energy”) issued a press release announcing its earnings for the second quarter ended June 30, 2011. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Alliant Energy included in the press release 2011 second quarter income from continuing operations and earnings per share from continuing operations excluding tax benefits from Wisconsin tax legislation, net regulatory-related charges and credits from IPL electric rate case decisions, a charge related to Alliant Energy’s Cash Balance Pension Plan, and regulatory asset impairments. Alliant Energy included in the press release 2010 second quarter income from continuing operations and earnings per share from continuing operations excluding a depreciation adjustment at WPL, restructuring and impairment charges, and a charge related to Alliant Energy’s Cash Balance Pension Plan. Alliant Energy believes these non-GAAP financial measures (financial measures not prepared in accordance with accounting principles generally accepted in the United States of America) are useful to investors because they provide an alternate measure to better understand and compare across periods the operating performance of Alliant Energy without the distortion of items that are not normally associated with ongoing operations, and to provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance. Alliant Energy’s management also uses non-GAAP financial measures to determine incentive compensation.

In addition, Alliant Energy included in the press release 2011 and 2010 second quarter Interstate Power and Light Company, Wisconsin Power and Light Company, utility, and non-regulated and parent earnings per share from continuing operations. Alliant Energy believes these non-GAAP financial measures are useful to investors because they facilitate an understanding of segment performance and trends and provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance. Alliant Energy’s management also uses utility earnings per share from continuing operations to determine incentive compensation.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	Alliant Energy Corporation press release dated August 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: August 4, 2011	By:	/s/ Robert J. Durian
Robert J. Durian
Controller and Chief Accounting Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: August 4, 2011	By:	/s/ Robert J. Durian
Robert J. Durian
Controller and Chief Accounting Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: August 4, 2011	By:	/s/ Robert J. Durian
Robert J. Durian
Controller and Chief Accounting Officer

ALLIANT ENERGY CORPORATION

INTERSTATE POWER AND LIGHT COMPANY

WISCONSIN POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K

Dated August 4, 2011

Exhibit Number

(99.1)	Alliant Energy Corporation press release dated August 4, 2011.

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